SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C.  20549



                                           FORM 8-K




                                        CURRENT REPORT



                              Pursuant to Section 13 or 15(d) of
                              The Securities Exchange Act of 1934



Date of Report:  February 29, 2000


                                      DYNAMIC I-T, INC.
                                      -----------------
                    (Exact name of registrant as specified in its charter)



     Colorado                       0-12139               82-0379959
(State or other                     (Commission           (IRS Employer
jurisdiction of                     File Number)          Identification No.)
incorporation)



                                      14 ST Helens Place
                                        London ECSA GDE
                                      -----------------
                     (Address of principal executive offices) (Zip Code)

              Registrant's telephone number, including area code: 01716282681

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Item 1.        Changes in Control of Registrant

     Comples Holdings, LTD. has acquired control of the Company through a Share Purchase Agreement for 30,400,000 shares, which was issued to acquire all fo the outstanding common stocks of BankNet KFT as described in Item 2 below.

Item 2.        Acquisition or Disposition of Assets

        The company has acquired Banknet KFT, a Hungarian corporation (Banknet). Consideration was an issuance of 30,400,000 shares of common stock of Dynamic I-T, Inc.

Banknet KFT is a Hungarian limited liability company and the company was established in the early 1990's to take advantage of the liberalisation of the Central and Eastern European telecommunications markets and the pent up demand that existed.

BankNet started its professional and business activities by introducing satellite data communication technology in Hungary, then practically unknown to the general public, and proving that it had the potential to become a trustworthy player in the data communication market. BankNet installed a hub which was the first of its kind in Eastern Europe in June 1993.

Banknet provides data communications services within Hungary and neighbouring states. It owns a hub in Budapest with an installed base of 600 remote sites. The service is carried on Eutelsat II F4 which has coverage across Europe and Russia as far as the Urals. The ground equipment is Hughes PES (personal earth stations) VSATs. Furthermore Banknet operates a number of SCPS connections as well as a growing internet business with ISPs providing links and services. These use a number of different carriers and equipment. It also has hub operations in Winchester, England and Washington DC. Banknet offers Infonets data services for multi national corporate intranets on a terrestrial basis in Hungary through its hub in Budapest. This is one of the fastest growing business areas in Banknet. Its customer base is strongly represented in the following sectors -

Banking and insurance
State owned organisations
ISPs (Internet Service Providers)
Multi National Corporations (mainly Western)

Banknet operates a contract with a Euronet company for services to the banking sector. This contract is expected to develop to encompass up to 5,000 remote ATM's (automatic teller machines) to be sited across Europe.

Banknet operates as a service provider for Infonet supplying frame relay services to over 70 multi-national clients throughout Hungary. Infonet and Banknet together account for 5% of the total International private data market in Hungary today.

Banknet has 21 employees, half of these are focused on technical support and have all been professionally trained to a high level in the technologies that Banknet uses. The service levels achieved are good resulting in high levels of customer satisfaction. The commercial staff have adapted western practices to the local cultures with success . Accounting utilizes a

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fully  computerised  general  ledger  package and accounts are prepared  both to
Hungarian and international IAS and GAAP standards.

Currently, the main functional areas of BankNet's services are as follows:

o data communication and information technology systems integration o implementation and operation of special-demand private business networks o applications development and operation in the Infonet world network o internet services for ISPs and dedicated clients

BankNet holds licences for and offers these services through:

o       satellite communication
o       optic cables
o       microwave system

with the following transport methods:

o       Frame Relay
o       ATM

HUBs which represent the basis of these services are located in the following cities:

o       Washington DC (United States of America) VSAT/Internet
o       Moscow (Russia) VSAT
o       Budapest (Hungary) VSAT/SCPC/Internet/Infonet
o       Frankfurt (Germany) Infonet

Business Philosophy:

BankNet offers its comprehensive, turn-key services regardless of country borders, although the primary focus is on Central and Eastern Europe and trans-Atlantic contacts.

According to BankNet's experience, data communication services can only be cost-effective for users if telecommunications are utilised through integration with information technology.

BankNet aims to effectively research the circumstances in which clients use telecommunications resources in order to assess client demands and negotiate and evaluate the various technical and business opportunities open to the customer. Each phase requires a complex approach and the route taken must facilitate later development, as well as the immediate solution. The company is able to adapt its services to the changes in a users' needs. BankNet involves the user in network planning and customisation.BankNet's alternative proposals always consider and support users' efforts to increase cost-efficiency.

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For the selected data communication method,  BankNet often uses other technology rather than VSAT, which proves its dedication to offering clients the optimal service, regardless of technology.

BankNet offers 24-hour service during all seven days of the week to guarantee immediate error detection and correction without delay. BankNet's round-the-clock hot-line service is available to its users.In case of defects, BankNet goes to the site in just a few hours and immediately replaces faulty parts. This guarantees the outstanding reliability of BankNet's networks. The guaranteed availability of BankNet's services is 99.5 percent in line with our contract. However, operational experience in operating VSATs shows that availability has proved to be 99.9 percent. BankNet becomes a part of technological development also through its partners who play a leading role in the development and utilization of new technology - the results of which appear in BankNet's services.

Main BankNet Networks

Virtual Closed Data Communications VSAT System

BankNet operates Hughes Network System Inc.'s ISBN TM (Integrated satellite Business Network) and VSAT (Very Small Aperture Terminal) satellite private networks in Hungary and all over Europe. These systems support two-way data and digital sound transmission and broadcast image transmission.

This highly reliable network enables the establishment of a large number of separated sub-networks by allocating dedicated resources. The size of these sub-networks or virtual closed data communication VSAT networks varies according to demand, ranging from a two-terminal communication to the limit resulting from the application.

BankNet operates this type of network in more than 500 sites and orders for installation at additional 400 sites are under process.

Point-to-point and point-to-multipoint Dedicated Networks

In addition to time-share VSAT services, BankNet operates through its technical partners SCPC (Single Channel Per Carrier) satellite point-to-point and point-to-multipoint dedicated data, image and sound transmission networks in Europe and between Europe and North America.

These high-capacity networks offer a wide range of services by utilizing various technology (from shared service hub technology, through virtual networks to dedicated digital connections). They operate at capacities n a range between 9.6 kbps and 8 Mbps in the field of data communication (X.25, LAN-LAN communication, frame relay; interactive and file transfer data communication), telephone (PABX-PABX communication and private telephone communication) and videoconference.

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Point-to-multipoint Digital Microwave Networks

BankNet exclusively uses that type of technology which is up to the standard of satellite telecommunications services. These strict conditions are met in the operation of a subscriber microwave system.

BankNet represents the Infonet world network in Hungary and Central-Eastern Europe. Infonet has been developed for closed business communication. It operates in 187 countries and has distribution and access points in 58 countries.

BankNet has been offering closed network services to public Internet Service Providers (ISPs) in Hungary and neighbouring countries since 1994.BankNet offers Internet services to Hungarian users only if they request Internet in addition to the virtually closed network services BankNet provides and they have separate equipment for Internet. It is an important strategic decision on the part of BankNet that it offers "End User" services in Hungary only in this sense, which means that BankNet does not become a competitor of those Internet service providers for whom it is a carrier or an access provider. The BankNet technical hub in Budapest operates one router and one server which control the IP traffic in a network arranged in the form of star topology. BankNet's Internet network has three hubs: Budapest (TDMA and SCPC VSAT), Cambridge/London and Washington (both SCPC VSAT). The Cambridge/London point is expandable to several directions in Africa, Asia and naturally in Europe. The point in Washington is prepared to handle additional 25 connections at minimum 64 kbps capacity and is connected to Internet by a CISCO 7010 router.

        The company expects to file an 8-K within two weeks of the date of this report with proforma unaudited consolidated financial statements for the company which include the Banknet acquisition.

Item 3.        Bankruptcy or Receivership

               None.

Item 4.        Changes in Accountants

               None.

Item 5.        Other Events

               None.

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Item 6.        Resignation and Appointment of Directors

               Coke Reeves resigned as President and Director effective December 10, 1999 due to health reasons.

               Patrick Doyle has been appointed as a Director of the Company.

               Patrick D Doyle is an English qualified lawyer [Batchelor of Laws, London University 1963] In April 1967 he was admitted as a Solicitor of The Supreme Court of England and joined the Legal Department of Commonwealth Development Finance Company ["CDFC"] a subsidiary of the Bank of England. He spent over 15 years with CDFC rising to the position of Senior Legal Advisor. While with CDFC he was actively involved in the provision of Project Finance in over 30 countries of the Commonwealth. He is a Freeman of the City of London. Mr. Doyle has devoted his professional career to the practice of International Law. He has worked in Eastern Europe and a number of countries of the former Soviet Union. In his work he has accumulated considerable first hand knowledge of complex international legal and ethical problems. Mr. Doyle has advised several Governments and worked alongside major international  funding  agencies  such  as The  World  Bank,  The
               International Finance Corporation and EBRD. For some years Mr. Doyle has been advising clients on the legal problems associated with Telecommunications and more recently Internet related issues. In February 1995 Mr. Doyle was recruited by Minneapolis based Law Firm Popham Haik to open an office in London, England. In May 1997 this London office was acquired by Washington Law Firm McKenna & Cuneo and Mr. Doyle became Counsel. In October 1998 Mr. Doyle joined the London office of National Law Firm Arnold & Porter from where he retired in December 1999..


               Brian O'Dell has been appointed as a Director of the Company.

               Brian J O`Dell has had a long and successful career in International Trade Finance in the City of London. However he has recently capitalised upon his financial knowledge by joining the Boards of several companies. Mr. O`Dell has worked in the City of London for over 30 years. For 15 years he was the General Manager of Barter Group a leading player in Barter and Countertrade activities. At Barter Group he headed the highly specialised team that was responsible for the creation of financial support instruments based on Barter and Compensation for Governments and Corporate bodies. His recognised expertise in this highly sophisticated area of international trade led to his being retained by "Euromoney" business magazine to lecture at seminars throughout Europe and Africa. A number of his papers have been published and are to be found in the Business section of the City of London Library. In 1996 Mr. O`Dell joined the Board of Complex Telecommunications Limited to assist in development of the corporate activities. In the following year 1997 he was appointed to the Board of Complex Holdings Limited a diversified company with interests in Telecommunications and Internet holdings in Eastern Europe.. At the same time he was appointed to the Board of Complex Investments Limited. In 1999 Mr. O`Dell joined the Board of Satnet Limited which among other things is the owner of Banknet KFT a

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               Hungarian  Company that is primarily  engaged in the provision of
               e-Commerce facilities at the point of sale. At the same time Mr. O`Dell was appointed to the Board of Satellite News Services Limited. He retains all these directorships to the present day.

               Subject to Notice to Section 14f of the Securities & Exchange Act of 1934, the following directors will be appointed:

               Melvyn F Quiller graduated from Harrow College of Technology as a Mechanical Engineer in 1975.He has spent a substantial part of his career working with a major British construction company "600 Group PLC" in communication and transport related projects through out Eastern Europe and the Middle East. Mr. Quiller served as a Director of a subsidiary of the Group and subsequently was appointed Managing Director of the Group in1979 a position that he held for 9 years before retiring from the Board in 1986.In 1997 Mr. Quiller was appointed to the Board of Russian Telecommunication Network a Russian Company operating satellite and terrestrial networks for National and International voice and data communications. He resigned from the Board in 1999.In 1997 Mr. Quiller was appointed a Director of Complex Investments Limited, and in the following year 1998 Mr. Quiller was appointed to the Board of Complex Holdings Limited a diversified company that has interests in Telecommunications and Internet activities in Hungary and the Russian Federation.

               Raymond A King qualified in England as a Chartered Secretary and is also a Fellow of the Institute of Bankers and the Institute of Financial Accountants. He has had a distinguished career spanning over 40 years in the Banking and Financial Markets in the City of London. Mr. King was a part of the senior management team at National Westminster Bank Ltd for 27 years followed by time with P.K. Christiania Bank and The Moscow Narodny Bank Ltd. After one career in the Banking sector Mr. King embarked upon a second career in Corporate Finance in which he continues to be actively involved to the present date. In 1962 Mr. King was appointed Finance Director, and rose to become Managing Director of Chartwell International Group PLC a company listed on the London Stock Exchange AIM market .In 1996 Mr. King was appointed the Chairman of Norske Energy Corporation and was instrumental in obtaining a listing on Nasdaq for that Corporation. In 1999 Mr.. King was appointed the Finance Director of Complex Holdings Limited and in the same year was also appointed Finance Director of Groundwork Trust an environmental charity.

               Ahmed Abdulla Mannai is a citizen of Qatar and is the Chairman of Mannai Corporation a diversified company that employs over 3000 people within the companies that operate on a world wide basis. Mr. Mannai currently serves on the Board of Directors of Complex Holdings Limited, Qatar Insurance Company, The Gulf Publishing & Printing Organisation [ the publishers of the "Gulf Times" in Qatar] and the Bahrain based international investment Bank "The Investcorp Bank EC" of which he is also a founding member In recognition of his contribution towards Economic and Industrial Co-operation between Qatar and France, Mr. Mannai was appointed "Commandeur de la Legion d`Honneur" by the late President Francois Mitterand. The current President of France Jaques Chirac awarded to Mr. Mannai, in honour of his distinguished services, the "Gold Medal of the Town of Paris".


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               Chafe Omar Abou Richeh is a Saudi  National and has some 30 years of experience in the Telecommunications Industry that encompasses secure communications,C31,data communications, line of sight, satellite and security systems. In 1968 Mr. Abou Richeh graduated from George Washington University with a Masters Degree in Electronics. Mr. Abou Richeh has spent a considerable part of his career in the Middle East where he established and subsequently managed numerous successful telecommunication enterprises in Saudi Arabia,the Gulf States, Lebanon and Syria.He was one of the founding members of British Telecom and Telettra in Saudi Arabia, and served on the Boards of both companies. Mr. Abou Richeh was
               responsible   for   introducing   into  Saudi  Arabia  the  first
               commercial  application  of fiber  optics,  the first  commercial
               e-mail  network,   the  first  to  introduce  line   conditioning
               equipment into the PTT network, and through Telettra installed most of Saudi Arabia`s spur commercial links. Mr. Abou Richeh has undertaken numerous consultancy roles in the Middle East. Among his many clients are Cable and Wireless, Andrew Corporation, Hughes Aircraft, NEC/Sumitomo, Crypto AG and Motorola . Mr. Abou Riche is a director of Elixir International [in Saudi Arabia ],
               Inma  Engineering  [in   Lebanon],Complex   Holdings  Limited,  a
               diversified  company  with  interests in  Telecommunications  and
               Interenet   related   activities   in  Hungary  and  the  Russian
               Federation. He also serves on the Board of Complex Investments Limited.


Item 7.        Financial Statements Pro Forma Financials & Exhibits

               A.     None

               B.     Exhibits

                      1.      Share Purchase Agreement for Banknet Kft


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                                          Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: _____________________

                                    DYNAMIC I-T, INC.



                                    /s/ Spencer Young
                                    -----------------
                                    Vice President, Spencer Young

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